UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 25, 2013

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information.

Item 2.02.	Results of Operations and Financial Condition.

On July 25, 2013, Dole Food Company, Inc. issued a press release to report second quarter 2013 results. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure

On July 25, 2013, Dole will host a previously announced conference call/webcast and slide presentation at 4:45 p.m. Eastern Time, in connection with Dole’s July 25, 2013 filing of its Quarterly Report on Form 10-Q. As noted in the July 19, 2013 press release announcing the conference call/webcast and slide presentation, any interested party can listen to the call using the telephone numbers and passcode provided in the press release, and the webcast and slide presentation are available to the public on the website provided in the press release. The slide presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K is the slide presentation available on such website and will be discussed on the conference call/webcast and slide presentation.

Section 9.	Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated July 25, 2013 re second quarter 2013 results.

99.2	Slide presentation to be discussed on publicly accessible July 25, 2013 conference call/webcast and slide presentation.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 25, 2013	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ KEITH C. MITCHELL
Keith C. Mitchell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 25, 2013 re second quarter 2013 results.

99.2	Slide presentation to be discussed on publicly accessible July 25, 2013 conference call/webcast and slide presentation.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

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